UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco Senior Loan Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Voting Information

Special Joint Meeting of Shareholders

Invesco Senior Loan Fund

July 18, 2017 at 1:30 p.m. Eastern Time (Adjourned Date)

Proxy statements were mailed commencing on or about January 12, 2017 to shareholders of record as of the close of business on December 12, 2016 for the Fund listed above. Certain proposals contained in the proxy statement, including the election of trustees, have passed with respect to the Fund at previously held shareholder meetings. Other proposals did not pass with respect to the Fund but solicitation has been halted for such proposals. At the adjourned shareholder meeting scheduled for July 18, 2017 we are only soliciting votes for the following proposals:

•	For Invesco Senior Loan Fund, (1) to approve certain amendments to the Trust’s Agreement and Declaration of Trust and Bylaws; and (2) to approve the elimination of the fundamental investment restriction prohibiting investing in securities of other investment companies.

IT IS IMPORTANT THAT YOU VOTE YOUR SHARES WITH RESPECT TO THE PROPOSALS LISTED ABOVE.

The proxy statement contains disclosure information about the proposals for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and annual/semiannual reports by clicking on the fund name listed below.

The Special Joint Shareholder Meeting first was held on March 9, 2017, as scheduled and adjourned on April 11, 2017 and on June 6, 2017 and has been adjourned once again until July 18, 2017 at 1:30 p.m. Eastern Time in order to solicit additional votes for certain proposals on behalf of Invesco Senior Loan Fund. The reconvened meeting will be held at the same location (1555 Peachtree Street, N.E., Atlanta, Georgia 30309). Since the Special Joint Meeting has been adjourned until July 18, 2017, you still have time to vote your fund’s shares.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxy-direct.com.

Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Telephone

Call the toll-free number listed on your proxy card.

Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

In Person

Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Invesco Proxy Information by Fund

Special Joint Meeting of Shareholders

July 18, 2017 at 1:30 p.m. Eastern Time

Invesco Senior Loan Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

QUESTIONS & ANSWERS FOR:

Invesco Senior Loan Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE ADJOURNED SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust and Bylaws as follows:

•	To approve amendments to the Trust’s Agreement and Declaration of Trust and Bylaws related to shareholder voting standards.

•	To approve amendments to the Trust’s Agreement and Declaration of Trust related to significant transactions.

•	To approve amendments to the Trust’s Agreement and Declaration of Trust related to future amendments to shareholder indemnification rights.

•	To approve amendments to the Trust’s Agreement and Declaration of Trust’s amendment provisions.

•	To approve the elimination of the fundamental investment restriction prohibiting investing in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

•	NOTE: The proxy statement contains other proposals that have either (1) previously passed at prior shareholder meetings; or (2) did not pass and solicitation has been halted. We are only soliciting your vote with respect to the proposals listed above at the adjourned shareholder meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals listed above.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the July 18, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, or the important proposals listed above will not pass and will not be implemented for the Fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on July 18, 2017 at 1:30 p.m. Eastern Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Shareholder Meeting Press 1.

If you plan to attend the Shareholder Meeting please Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 1:30 p.m. Eastern Time on July 18, 2017.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Invesco Funds

Invesco Senior Loan Fund

IMPORTANT NOTICE:

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you a Proxy Statement concerning important proposals affecting your fund. The Special Meeting of Shareholders of the Fund has adjourned to allow shareholders more time to vote on certain proposals that have not yet passed. The Special Meeting will reconvene on July 18, 2017, at 1:30 p.m. Eastern Time at 1555 Peachtree Street, N.E. Atlanta, Georgia 30309. This letter was sent because you held shares in the fund(s) on the record date and we have not received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

3.	VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

The Proxy Statement we sent you contains important information regarding the proposals that you and other shareholders are being asked to consider. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-866-209-2450.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.